                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                             THE MEXICO FUND, INC.

     ---------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


     ---------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:

          ----------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     (3)  Filing Party:

          ----------------------------------------------------------------------
     (4)  Date Filed:

          ----------------------------------------------------------------------

                             THE MEXICO FUND, INC.

                        1775 I Street, N.W., Suite 1100
                           Washington, DC 20006-2401

                   Notice of Annual Meeting of Stockholders

                               February 12, 2003

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of The Mexico Fund, Inc., a Maryland corporation (the "Fund"), will be held at 30 Rockefeller Plaza, 23rd Floor, New York, New York, 10112, on April 3, 2003 at 2:00 P.M. for the following purposes:

   (1) To elect two Directors to serve as Class I Directors for three year terms and until their successors are duly elected and qualify;

   (2) To approve an Amended Investment Advisory and Management Agreement to amend the management fee rate schedule the effect of which is to increase the fees paid only at certain asset levels; and

   (3) To transact such other business that may properly come before the Meeting or any adjournments thereof.

   The Board of Directors has fixed February 11, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof, and only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

   You are cordially invited to attend the Meeting. All stockholders are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose or authorize the proxy vote by telephone or internet pursuant to instructions on the enclosed proxy card. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                    By Order of the Board of Directors,

/s/ Samuel Garcia Quellar
                                    Samuel Garcia-Cuellar
                                    Secretary

New York, New York
Dated: February 12, 2003



  PLEASE RESPOND--YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE MANNER PROVIDED OR, AUTHORIZE THE PROXY VOTE BY TELEPHONE OR INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IT IS IMPORTANT THAT YOU RETURN YOUR PROXY AS SOON AS POSSIBLE TO ASSURE THAT YOUR PROXY WILL BE VOTED AND TO AVOID ANY ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION. FOR MORE INFORMATION, PLEASE CALL (800) 607-0088.

                                PROXY STATEMENT

                             THE MEXICO FUND, INC.

                        1775 I Street, N.W., Suite 1100
                           Washington, DC 20006-2401

                               -----------------

                        Annual Meeting of Stockholders
                                 April 3, 2003

                               -----------------

                                 INTRODUCTION

   This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Mexico Fund, Inc., a Maryland corporation (the "Fund") to be voted at the Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at 30 Rockefeller Plaza, 23rd Floor, New York, New York, 10112, on April 3, 2003 at 2:00 P.M. and at any adjournment thereof. The approximate mailing date of this Proxy Statement is February 12, 2003 or as soon as practicable thereafter. The Fund will furnish, without charge, a copy of the Fund's annual report for its fiscal year ended October 31, 2002, and any more recent reports, to any Fund stockholder upon request. To request a copy, please visit the Fund's web site at www.themexicofund.com or contact the Fund's Information Agent at: Morrow & Co., Inc., 445 Park Avenue, 5th Floor, New York, NY 10022, (800) 607-0088.

   All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxies. Unless instructions to the contrary are marked thereon with respect to each Proposal, a properly executed proxy will be voted FOR Proposals 1 and 2. The appointed proxy holders will vote in their discretion on any other business as may properly come before the meeting or any adjournment or postponements thereof as set forth in "Other Business." Any stockholder giving a proxy has the right to attend the Meeting to vote his or her shares in person (thereby revoking any prior proxy), and also the right to revoke the proxy at any time prior to its exercise by written notice received by the Fund addressed to American Stock Transfer and Trust Company at 59 Maiden Lane, Plaza Level, New York, New York 10273-0923, Attn: Proxy Department. Stockholders may vote using the enclosed proxy card along with the enclosed postage-paid envelope. Stockholders may also authorize proxy voting by telephone or internet. To authorize proxy voting by telephone or internet, stockholders should follow the instructions contained on their proxy card.

   For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present.

   Approval of Proposal 1 requires the affirmative vote of a majority of the shares validly cast at the Meeting provided a quorum is present. Abstentions and broker non-votes will have no effect on the vote on this Proposal. Approval of Proposal 2 requires the affirmative vote of a majority of the Fund's outstanding voting securities as provided in the Investment Company Act of 1940, as amended (the "1940 Act"). This means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of the shares present at the Meeting, if more than 50% of the outstanding shares are present at the Meeting in person or by proxy. For purposes of Proposal 2, abstentions and broker non-votes will be treated as shares present but not voting; therefore, any abstentions and broker non-votes will have the effect of votes against the Proposal.

   In the event that the necessary quorum to transact business at the Meeting is not obtained or a quorum is present at the Meeting but sufficient votes to approve any of the Proposals are not received, the proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If the necessary quorum is not obtained, the persons named as proxies will vote in favor of the adjournment. If a quorum is present, the proxy holders will vote proxies which vote for any Proposal with respect to which insufficient votes for approval have been received in favor of such an adjournment, and will vote those proxies required to be voted against such a Proposal, against adjournment. A stockholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval. In the event any of the Proposals are not approved by stockholders, the Board of Directors of the Fund will consider appropriate action.

   The Board of Directors has fixed February 11, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held. As of February 6, 2003, the Fund had outstanding 16,357,931 shares of common stock, par value $1.00 per share. To the Fund's knowledge based on filings made with the U.S. Securities and Exchange Commission ("SEC"), as of February 6, 2003, there is no beneficial owner of more than five percent (5%) of the voting securities of the Fund.

                       PROPOSAL 1: ELECTION OF DIRECTORS

   The Board of Directors of the Fund is divided into three classes of Directors, as nearly equal in number as possible, each of which serves for three years with one class being elected each year. Each year the term of office of one class will expire. The terms of office of Messrs. Caldwell and Serra Puche expire this year. The Board of Directors, including the Directors who are not interested persons of the Fund, upon the recommendation of the Fund's Nominating and Corporate Governance Committee which is comprised solely of Directors who are not "interested persons" of the Fund (as defined in Section 2(a)(19) of the 1940 Act), have nominated Messrs. Caldwell and Serra Puche, to serve as Class I Directors for a three year term expiring in 2006 and until their successors are duly elected and qualify. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement. Directors who are not interested persons are referred to in the Proxy Statement as "Independent Directors."

   It is the intention of the persons named on the enclosed proxy card to vote for the nominees listed below for a three-year term. The Board of Directors of the Fund knows of no reason why either nominee would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend. The Fund's Directors and executive officers, as a group, beneficially own less than 1% of the Fund's common stock. None of the Directors, with the exception of Mr. Jose Luis Gomez Pimienta, is an "interested person" of the Fund as defined in the 1940 Act.

   The names of the Fund's nominees for election as Directors, and each other Director of the Fund, and their addresses, ages and principal occupations during the past five years, are provided in the tables below.

Nominees/*/

                         Position(s)                       Principal Occupation for   Other Directorships Held
                          Held With   Term of Office and   Past Five Years and Other by Director or Nominee for
 Name, Address and Age    the Fund   Length of Time Served       Directorships                Director
 ---------------------   ----------- --------------------- ------------------------- --------------------------
Philip Caldwell++         Class I     Term expires 2003;   Mr. Caldwell was          Director, Mettler-Toledo
Ford Motor Company        Director    Director since 1991  Chairman and Chief        International, Inc.
225 High Ridge Road                                        Executive Officer of      (scales and weighing
West Building                                              Ford Motor Company        instruments); Director,
Stamford, CT 06905                                         from 1979 to 1985         Waters Corporation
Age: 83                                                    succeeding Henry Ford     (scientific instruments);
                                                           II. He was the first non- Director, Russell
                                                           Ford family member to     Reynolds Associates,
                                                           lead the company. From    Inc. (executive
                                                           1953 to 1990, he served   recruitment).
                                                           in a wide variety of
                                                           domestic and
                                                           international executive
                                                           positions at Ford and
                                                           was Director from 1973
                                                           to 1990. From 1985
                                                           until 1998, Mr. Caldwell
                                                           was a Director and
                                                           Senior Managing
                                                           Director of Lehman
                                                           Bros. Inc. and its
                                                           predecessor, Shearson
                                                           Lehman Brothers
                                                           Holdings, Inc.
Jaime Serra Puche++       Class I     Term expires 2003;   Dr. Serra is a former     Director, Vitro, S.A. de
Edificio Plaza            Director    Director since 1997  Secretary of Finance for  C.V. (glass
Prolongacion Paseo de la                                   Mexico and he was the     manufacturer); Director,
Reforma 600-103                                            minister in charge of     Grupo Ferroviario
Santa Fe Pena Blanca                                       negotiations for NAFTA    Mexicano, S.A. de C.V.
01210 Mexico, D.F.                                         and trade agreements      (railways); Director,
Mexico                                                     between Mexico and        Southern Peru Copper
Age: 52                                                    Chile, Bolivia,           Corporation (copper
                                                           Venezuela, Colombia       manufacturer); Director,
                                                           and Costa Rica on         Regional Market
                                                           behalf of the Mexican     Makers, Inc.
                                                           government.               (procurement company);
                                                                                     Director, Bardahl, S.A.
                                                           Formerly, Dr. Serra was   de C.V. (oil products);
                                                           a Weinberg Visiting       Director, Tenaris
                                                           Professor at Princeton    (holding company); Co-
                                                           University, Secretary of  Chairman, President's
                                                           Trade and Industry        Council on International
                                                           (Mexico) and a            Activities of Yale
                                                           Distinguished Visiting    University; Trustee,
                                                           Associate at the          Yale University.
                                                           Carnegie Endowment
                                                           for International Peace.
                                                           He has a Ph.D. in
                                                           economics from Yale
                                                           University and is
                                                           currently Senior Partner
                                                           of the law and
                                                           economics consulting
                                                           firm Serra and
                                                           Associates International.

--------
*  There are no other funds the Fund Complex.
++ Audit Committee, Valuation Committee, Contract Review Committee and
   Nominating and Corporate Governance Committee member.

Other Directors

   The balance of the current Directors consists of three Class II Directors and two Class III Directors, none of whom is a nominee for election at the Meeting and all of whom will continue in office after the Meeting for the terms shown below. The other Directors are as follows:

Interested Director

                          Position(s)                                                Other Directorships Held
                           Held With   Term of Office and   Principal Occupation(s) by Director or Nominee for
  Name, Address and Age    the Fund   Length of Time Served During Past Five Years           Director
  ---------------------   ----------- --------------------- ----------------------- --------------------------
Jose Luis Gomez            President   Term expires 2004;   Mr. Gomez Pimienta        Director and member
Pimienta* +++              of the      Director since 1989  has over two decades of   of the Executive
Aristoteles 77, 3rd Floor  Fund;                            experience investing in   Committee of the Bolsa
Col. Polanco               Class II                         the Mexican securities    Mexicana de Valores
11560 Mexico, D.F.         Director                         market. He has been the   (Mexican Stock
Mexico                                                      President of the Fund     Exchange)
Age: 63                                                     since its inception and   (since 1997).
                                                            has also served as a
                                                            Director since 1989.
                                                            Mr. Gomez Pimienta
                                                            has been Chairman of
                                                            the Board of the Fund's
                                                            investment adviser,
                                                            Impulsora del Fondo
                                                            Mexico, since 1987 and
                                                            CEO since 1981.

--------
* Director is an "interested director" (as defined in the 1940 Act). Mr. Gomez Pimienta is deemed to be an interested director by reason of his affiliation with the Fund's investment adviser, Impulsora del Fondo Mexico, S.A. de C.V.
+++ Valuation Committee member.

Independent Directors/*/

                        Position(s)                       Principal Occupation for   Other Directorships Held
                         Held With   Term of Office and   Past Five Years and Other by Director or Nominee for
 Name, Address and Age   the Fund   Length of Time Served       Directorships                Director
 ---------------------  ----------- --------------------- ------------------------- --------------------------
Juan Gallardo T.++       Chairman    Term expires 2005;   Mr. Gallardo is            Nadro, S.A. de C.V.
Monte Caucaso 915        of the      Director since 1985  Chairman of the Fund's     (pharmaceutical retail);
4th Floor                Board,                           Board of Directors.        Grupo Mexico, S.A. de
Col. Lomas de            Class III                        Over the last decade, he   C.V. (mining); Director,
Chapultepec              Director                         has been extensively       Caterpillar Inc.
11000 Mexico, D.F.                                        involved in the            (construction
Mexico                                                    negotiation of the North   equipment); Intercon,
Age: 55                                                   American Free Trade        S.A. de C.V.
                                                          Agreement (NAFTA)          (diversifying holding
                                                          among the United           company); Member of
                                                          States, Canada and         the International
                                                          Mexico, and free trade     Advisory Board of
                                                          agreements between         Lafarge (French cement
                                                          Mexico and Israel and      company); Member of
                                                          the European Union.        the International
                                                          Mr. Gallardo also serves   Advisory Board of
                                                          as Chairman of the         Textron, Inc.; Member,
                                                          Board of Grupo             Consejo Mexicano de
                                                          Embotelladoras Unidas,     Hombres de Negocios
                                                          S.A. de C.V., a bottling   A.C. (Business
                                                          company, since 1985;       Roundtable of Mexico).
                                                          and Vice Chairman of
                                                          Home Mart de Mexico,
                                                          S.A. de C.V., a retailer,
                                                          since 1995.
Emilio Carrillo          Class III   Term expires 2005;   Mr. Carrillo Gamboa        Secretary, Consejo
Gamboa++                 Director    Director 1981-       served as a director of    Mexicano de Hombres
Blvd. Manuel Avila                   1987 and since       the Fund from inception    de Negocios A.C.
Camacho No. 1, Ste. 609              2002                 of the Fund in 1981 to     (Business Roundtable of
011009 Mexico, D.F.                                       1987. He resigned as       Mexico); Chairman of
Mexico                                                    director in 1987 to        the Board, Cementos
Age: 65                                                   become Mexico's            Apasco, S.A. de C.V.
                                                          Ambassador to Canada.      (cement company);
                                                          Mr. Carrillo Gamboa        Director, Grupo
                                                          was reelected as a         Modelo, S.A. de C.V.
                                                          Director of the Fund       (beer brewing);
                                                          in 2002.                   Director, Kimberly-
                                                          Mr. Carrillo Gamboa is     Clark de Mexico, S.A.
                                                          a prominent lawyer in      de C.V. (consumer
                                                          Mexico with extensive      products); Director, San
                                                          business experience and    Luis Corporacion, S.A.
                                                          has been a partner of      de C.V. (mining and
                                                          Bufete Carrillo            automotive parts);
                                                          Gamboa, S.C. since         Director, Gasoductos de
                                                          1989. He has also          Chihuahua, S. de R.L.
                                                          served or currently        de C.V. (public utility-
                                                          serves on the boards of    gas transportation);
                                                          many prestigious           Director; Sistemas
                                                          Mexican businesses and     Automotrices y de
                                                          charitable organizations.  Potencia, S.A. de CV.
                                                                                     (power equipment
                                                                                     distribution); Secretary

                       Position(s)                       Principal Occupation for   Other Directorships Held
                        Held With   Term of Office and   Past Five Years and Other by Director or Nominee for
Name, Address and Age   the Fund   Length of Time Served       Directorships                Director
---------------------  ----------- --------------------- ------------------------- --------------------------
                                                                                    and Alternate Director,
                                                                                    Innova, S. de R.L. de
                                                                                    C.V. (DTH television);
                                                                                    Secretary and Alternate
                                                                                    Director, Servicios
                                                                                    Novasa, S.A. (Innova
                                                                                    subsidiary-services and
                                                                                    administration);
                                                                                    Secretary and Alternate
                                                                                    Director; Corporacion
                                                                                    de Radio y Television
                                                                                    del Norte de Mexico,
                                                                                    S.A. de C.V. (Innova
                                                                                    subsidiary-DTH
                                                                                    concession holder);
                                                                                    Corporacion
                                                                                    Novaimagen, S. de R.L.
                                                                                    (Innova subsidiary-
                                                                                    marketing);
                                                                                    Corporacion
                                                                                    Novavision, S. de R.L.
                                                                                    (Innova subsidiary-
                                                                                    personnel); Director,
                                                                                    Empresas ICA;
                                                                                    Director, Banco of
                                                                                    Tokio Mitsubishi
                                                                                    (Mexico); Director,
                                                                                    Industrias Lubrizol;
                                                                                    Director, Inmobiliaria
                                                                                    Costa Baja.
Claudio X. Gonzalez ++  Class II    Term expires 2004;    Mr. Gonzalez was          Chairman of the Board,
Lagrange 103            Director    Director since 1981   President of the          Chief Executive Officer
Piso 3                                                    Business Coordinating     and Director, Kimberly-
Colonia Los Morales                                       Council of Mexico. He     Clark de Mexico, S.A.
11510 Mexico, D.F.                                        has served as Chairman    de C.V. (consumer
Mexico                                                    of the Board and Chief    products); Director,
Age: 68                                                   Executive Officer of      General Electric Co.;
                                                          Kimberly-Clark de         Director, Investment
                                                          Mexico S.A. de C.V.       Company of America;
                                                          since 1966. Mr.           Director, Kellogg Co.;
                                                          Gonzalez is also on the   Director, Home Depot;
                                                          Board of Directors of     Director, Grupo Alfa;
                                                          several prominent U.S.    Director, Grupo Carso;
                                                          and Mexican               Director, Grupo
                                                          companies, including      Mexico; Director,
                                                          General Electric Co.      America Movil;
                                                                                    Director, Grupo
                                                                                    Inbursa; Director,
                                                                                    Televisa; Director,
                                                                                    Banco Inbursa.

                      Position(s)                       Principal Occupation for   Other Directorships Held
                       Held With   Term of Office and   Past Five Years and Other by Director or Nominee for
Name, Address and Age  the Fund   Length of Time Served       Directorships                Director
--------------------- ----------- --------------------- ------------------------- --------------------------
 Robert L. Knauss++    Class II    Term expires 2004;   Mr. Knauss currently       Director, Equus Ltd. II
 5151 San Felipe       Director    Director since 1985  serves as Chairman of      (investments); Director,
 Suite 1661                                             the Board and Principal    Seitel, Inc. (oil
 Houston, TX 77056                                      Executive Officer of       services).
 Age: 71                                                Philips Services Corp.
                                                        (industrial services) and
                                                        is also Chairman of the
                                                        Board and Chief
                                                        Executive Officer of
                                                        Baltic International
                                                        USA, Inc.
                                                        (investments). Mr.
                                                        Knauss was the former
                                                        Dean and Distinguished
                                                        University Professor of
                                                        University of Houston
                                                        Law School and was
                                                        also Dean of Vanderbilt
                                                        Law School.

--------
*  There are no other funds in the Fund Complex.
++ Audit Committee, Valuation Committee, Contract Review Committee and
   Nominating and Corporate Governance Committee member.

   The Fund has a standing Audit Committee, Valuation Committee, Contract Review Committee and a Nominating and Corporate Governance Committee. The Audit Committee, Contract Review Committee and Nominating and Corporate Governance Committee are composed entirely of Directors who are not "interested persons" of the Fund or the Fund's investment adviser within the meaning of the 1940 Act and who are "independent" as defined in the New York Stock Exchange listing standards. All Directors are members, or alternate members, of the Valuation Committee.

   The Audit Committee pre-approves and reviews both the audit and non-audit work of the Fund's independent public accountants, submits recommendations to the Board of Directors as to the selection of independent public accountants and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters.

   The Board of Directors has adopted a Charter for each of its Audit and Valuation Committees. A copy of the Fund's Audit Charter is attached to this Proxy Statement as Exhibit A. The Audit Committee has received the written disclosures and the letter required by Independence Standards Board Standard No. 1 from PricewaterhouseCoopers LLP ("PwC"), the Fund's independent accountants, and has discussed with PwC its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC required to be discussed by Statement on Auditing Standards No. 61. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report to Stockholders for the fiscal year ended October 31, 2002. The members of the Fund's Audit Committee are Messrs. Caldwell, Gallardo, Carrillo Gamboa, Gonzalez, Knauss and Serra Puche.

   The Valuation Committee oversees the implementation of the Fund's Pricing and Valuation Procedures and the activities of the Fund's Pricing Committee. The Board of Directors has delegated to the Valuation Committee the responsibility of determining the fair value of the Fund's securities or other assets in connection with

"significant events," as described in the procedures adopted by the Board of Directors. The members of the Fund's Valuation Committee are Messrs. Gomez Pimienta, Caldwell, Gallardo, Carrillo Gamboa, Gonzalez, Knauss and Serra Puche.

   The Contract Review Committee reviews and makes recommendations to the Board of Directors with respect to entering into, renewal or amendment of the Fund's investment management and advisory agreement, administrative services agreement and other agreements. The members of the Fund's Contract Review Committee are Messrs. Caldwell, Gallardo, Carrillo Gamboa, Gonzalez, Knauss and Serra Puche.

   The Nominating and Corporate Governance Committee recommends nominations for membership on the Board of Directors. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Fund's investment adviser and other principal service providers. It periodically reviews director compensation and will recommend any appropriate changes to the Board as a group. This Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The Nominating and Corporate Governance Committee does not consider candidates for the Board of Directors suggested by stockholders. The members of the Fund's Nominating and Corporate Governance Committee are Messrs. Caldwell, Gallardo, Carrillo Gamboa, Gonzalez, Knauss and Serra Puche.

   During the Fund's fiscal year ended October 31, 2002, the Board held three
(3) regular meetings, one (1) telephonic regular meeting, nine (9) telephonic special meetings, two (2) Audit Committee meetings, no (0) Valuation Committee meetings, one (1) Contract Review Committee meeting, and three (3) Nominating and Corporate Governance Committee meetings. Each Director then in office attended 75% or more of the aggregate number of regular and special meetings of the Board and those Committees of which each Director is a member.

Beneficial Ownership of Shares of the Fund

   As of February 6, 2003, the Fund's Directors and executive officers, as a group, owned less than 1% of the Fund's outstanding shares of the Fund. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Directors and executive officers.

   For the period ended December 31, 2002, the dollar range of equity securities owned beneficially by each Director in the Fund was as follows:

Interested Director

                                                           Aggregate Dollar Range of Equity
                                                             Securities in All Registered
                                                           Investment Companies Overseen or
                                                            to be Overseen by Director or
                         Dollar Range of Equity Securities Nominee in Family of Investment
    Name of Director                in the Fund                       Companies*
    ----------------     --------------------------------- --------------------------------
Jose Luis Gomez Pimienta Over $100,000                     Over $100,000

Independent Directors

                                               Aggregate Dollar Range of Equity
                                                 Securities in All Registered
                                               Investment Companies Overseen or
                                                to be Overseen by Director or
                        Dollar Range of Equity       Nominee in Family of
    Name of Director    Securities in the Fund      Investment Companies*
    ----------------    ---------------------- --------------------------------
 Juan Gallardo T.       Over $100,000          Over $100,000
 Philip Caldwell        $50,001-$100,000       $50,001-$100,000
 Emilio Carrillo Gamboa $1-$10,000             $1-$10,000
 Claudio X. Gonzalez    Over $100,000          Over $100,000
 Robert L. Knauss       $10,001-$50,000        $10,001-$50,000
 Jaime Serra Puche      $10,001-$50,000        $10,001-$50,000

--------
*  There are no other funds in the family of investment companies.

   For the period ended December 31, 2002, none of the Independent Directors or their immediate family members owned any shares of the Adviser (defined below) or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser.

                        Name of Owners
                       and Relationships
   Name of Director     to Director or                           Value of  Percentage
      or Nominee            Nominee      Company Title of Class Securities  of Class
   ----------------    ----------------- ------- -------------- ---------- ----------
Juan Gallardo T.             None         None        None         None       None
Philip Caldwell              None         None        None         None       None
Emilio Carrillo Gamboa       None         None        None         None       None
Claudio X. Gonzalez          None         None        None         None       None
Robert L. Knauss             None         None        None         None       None
Jaime Serra Puche            None         None        None         None       None

Compensation of Directors

   During the fiscal year ended October 31, 2002, the Fund paid each Director, with the exception of Mr. Gomez Pimienta (who is not compensated for his services as Director), an annual retainer of $12,000 and $2,000 per meeting attended. The Fund also paid a $1,500 per diem fee to each Director for travel required to attend a Board meeting and reimbursed all Directors and officers of the Fund for out-of-pocket expenses relating to attendance at meetings. The aggregate amount of fees paid and expenses reimbursed to the Directors and officers for the twelve month period ended October 31, 2002 was $399,814.

   The following table sets forth the aggregate compensation (not including per diem fees and expense reimbursements) paid by the Fund to each Director (other than Mr. Gomez Pimienta, who receives no director fees or other compensation for services as a Director of the Fund) during the fiscal year ended October 31, 2002, as well as the total compensation paid by the Fund to each Director.

                                       Pension or Retirement
                           Aggregate     Benefits Accrued       Estimated    Total Compensation from
                          Compensation      as Part of       Annual Benefits  Fund and Fund Complex
    Name of Director       from Fund       Fund Expenses     Upon Retirement   Paid to Directors*
    ----------------      ------------ --------------------- --------------- -----------------------
Juan Gallardo Thurlow       $48,000            None               None               $48,000
Philip Caldwell             $50,000            None               None               $50,000
Emilio Carrillo Gamboa***   $16,000            None               None               $16,000
Claudio X. Gonzalez         $50,000            None               None               $50,000
Robert L. Knauss            $48,000            None               None               $48,000
Agustin Santamarina V**     $28,000            None               None               $28,000
Jaime Serra-Puche           $46,000            None               None               $46,000
Jose Luis Gomez Pimienta       None            None               None                  None

--------
*  There are no other funds in the Fund Complex.
** Retired from the Board of Directors of the Fund effective March 7, 2002. *** Elected to the Board of Directors of the Fund on March 7, 2002.

   The Fund has a policy that half of the annual retainer paid by the Fund to its Directors is to be used by each Director to purchase Fund shares on the secondary market. All Board members are in compliance with this policy.

Executive Officers of the Fund

                                            Term of Office and
                           Position(s) Held   Length of Time
  Name, Address and Age     With the Fund         Served       Principal Occupation(s) During Past Five Years
  ---------------------    ---------------- ------------------ ----------------------------------------------
Jose Luis Gomez Pimienta   President of the   Since 1981;        Chairman of the Board and Director
Aristoteles 77, 3rd Floor  Fund; Class II     Director since     General of the Fund's investment adviser,
Col. Polanco               Director           1989 (term         Impulsora del Fondo Mexico, S.A. de
11560 Mexico, D.F.                            expires 2004)      C.V., and a Director and Member of the
Mexico                                                           Executive Committee of the Bolsa
Age: 63                                                          Mexicana de Valores, S.A. de C.V.
                                                                 (Mexican Stock Exchange).
Samuel Garcia-Cuellar      Secretary          Since 1981         Mr. Garcia-Cuellar is a partner of Creel,
Creel, Garcia-Cuellar y                                          Garcia-Cuellar y Muggenburg, S.C.,
Muggenburg, S.C.,                                                Mexican counsel to the Fund; Director, El
Paseo de los Tamarindos 60                                       Aguila Compania de Seguros, S.A. de
Bosques de las Lomas                                             C.V. (insurance) (since 1994); Director,
05120 Mexico, D.F.                                               Mercado Mexicano de Derivados (futures
Mexico                                                           and options) (since 2001); Director, GE
Age: 60                                                          Capital Bank, S.A. Institucion de Banca
                                                                 Multiple, GE Capital Grupo Financiero
                                                                 (bank) (since 2002); Director, GE Capital
                                                                 Grupo Financiero (financial group) (since
                                                                 2002).
Alberto Osorio Morales     Treasurer          Since 2002         Mr. Osorio currently serves as Director of
Aristoteles 77, 3rd Floor                                        Finance of the Fund's investment adviser,
Col. Polanco                                                     Impulsora del Fondo Mexico, S.A. de
11560 Mexico, D.F.         (formerly, Vice    From 1999 to       C.V.
Mexico                     President of       2002
Age: 35                    Finance)
Carlos H. Woodworth Ortiz  Vice-President     Since 2002         Mr. Woodworth has served on the Board
Aristoteles 77, 3rd Floor  of Corporate       From 1992 to       of Directors of the Fund's investment
Col. Polanco               Governance and     2002               adviser, Impulsora del Fondo Mexico,
11560 Mexico, D.F.         Compliance                            S.A. de C.V., as well as Deputy Director
Mexico                     Officer                               of the Adviser since 1981. Mr.
Age: 59                    (formerly,                            Woodworth also serves as an Alternate
                           Treasurer)                            Director of the Bolsa Mexicana de
                                                                 Valores, S.A. de C.V. (Mexican Stock
                                                                 Exchange).
Eduardo Solano Arroyo      Investor           Since 1997         Mr. Solano has served as Director of
Aristoteles 77, 3rd Floor  Relations Vice                        Economic Research of the Fund's
Col. Polanco               President                             investment adviser, Impulsora del Fondo
11560 Mexico, DF,                                                Mexico, S.A. de C.V. since 1997.
Mexico
Age: 34

Compensation of Executive Officers

   The Fund does not pay its officers for the services they provide to the Fund, except for those expenses incurred in connection with Fund Board or stockholders meetings which are reimbursed by the Fund under the Fund's Reimbursement Policy. Instead, the officers, who are also officers or employers of Impulsora del Fondo Mexico (the "Adviser") the Adviser, are compensated by the Adviser.

Report of the Audit Committee; Information About the Fund's Independent Auditor

   The Audit Committee reviews both the audit and non-audit work of the Fund's independent public accountants, submits recommendations to the Board of Directors as to the selection of independent public accountants, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. The Fund adopted an Audit Committee Charter on December 6, 1999. The Charter was amended on December 4, 2002, and is appended to this Proxy Statement.

   The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are in fact "independent."

   On May 6, 2002, the Fund announced that its Board of Directors, upon recommendation of the Board's Audit Committee, had appointed PwC as the Fund's independent auditors, effective immediately. The Board's decision to replace Arthur Andersen LLP as the Fund's independent auditors was made after a thorough selection process that reviewed several accounting firms. The decision to change independent auditors was not the result of any disagreement between the Fund and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Arthur Andersen LLP provided excellent services as independent auditors to the Fund and the Fund valued its relationship with the firm. However, the Board of Directors felt it was in the best interests of the Fund and its stockholders to retain PwC as independent auditors at that time. For the last two fiscal years of the Fund, Arthur Andersen LLP's report on the financial statements for the Fund did not contain either an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In addition, for the last two fiscal years, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

   The Audit Committee has received written disclosures and the letter required by Independence Standards Board No. 1 from PwC and has discussed with PwC its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC addressed by Statement on Auditing Standards No. 61. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report for the fiscal year ended October 31, 2002.

   During the fiscal year ended October 31, 2002*, the Fund incurred the following fees for services provided by PwC:

                       Financial Information Systems
            Audit Fees Design and Implementation Fees All Other Fees
            ---------- ------------------------------ --------------
             $100,250.              None                 $17,000

--------
* Appointed independent auditors of the Fund effective May 6, 2002.

   The Audit Committee has considered whether the provision of the services covered under the column "All Other Fees" is compatible with maintaining PwC's independence.

   The Board of Directors, upon recommendation of the Audit Committee, has selected PwC as independent public accountants to examine the financial statements of the Fund for the fiscal year ending October 31, 2002. Audit services performed by PwC during the most recent fiscal year included examination of the financial statements of the Fund and the review of filings with the SEC. PwC will prepare the Fund's tax returns for the fiscal year ending October 31, 2002.

   The Fund knows of no direct or indirect interest of such firm in the Fund. A representative of PwC is expected to be present at the Meeting and will have the opportunity to respond to questions from stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE
                  NOMINEES TO THE FUND'S BOARD OF DIRECTORS.

PROPOSAL 2: AMENDMENT OF INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT TO AMEND
  THE MANAGEMENT FEE RATE SCHEDULE TO INCREASE THE FEES PAID ONLY AT CERTAIN
                                 ASSET LEVELS

About the Investment Advisory and Management Agreement and the Fund's Adviser

   The Board of Directors of the Fund is proposing that stockholders approve amendments to the Investment Advisory and Management Agreement between the Fund and Impulsora del Fondo Mexico, S.A. de C.V. (the "Adviser"), the effect of which would be to change the management fee rate schedule to increase the fee payable only at certain asset levels ("breakpoints"). Stockholders also are being asked to approve the Management Agreement (as defined below) as so amended. The factors considered by the Board of Directors, including the Directors who are not "interested persons" (as defined by the 1940 Act) of the Fund or the Adviser, in determining the reasonableness and fairness of the proposed management fee increase are described below under "About the Board's Support for this Proposal."

   The Adviser has served as the Fund's investment adviser since the Fund's organization in 1981. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is located at 77 Aristoteles Street, 3rd Floor, Col. Polanco, 11560 Mexico D.F., Mexico. The Adviser provides investment advisory and management services pursuant to an Amended and Restated Investment Advisory and Management Agreement dated December 1, 1990, as amended and restated June 16, 1998 (the "Management Agreement"). The Management Agreement was last submitted to stockholders for approval in 1990. In June 2002, the Board unanimously approved the renewal of the Management Agreement for a one-year term.

   The management fee rate schedule for the Fund has not changed since December 1990, when stockholders approved the Management Fee rate (as defined below), although the dollar amount of the Management Fee paid by the Fund has changed over time as the net assets of the Fund have increased or decreased. As compensation for its management services, the Adviser currently is paid a fee, computed at the end of each calendar month based on the average daily value of the net assets of the Fund translated into dollars at an annual rate of 0.85% of average daily net assets up to $200 million, 0.70% of such assets between $200 million and $400 million and 0.60% of such assets in excess of $400 million (the "Management Fee"). The Management Fee is among the lowest fee rates for world equity closed-end funds listed on the New York Stock Exchange.

   The Adviser's proposal to increase the Management Fee only at certain breakpoint levels as set forth in the proposed Management Agreement was discussed at a meeting of the Board of Directors held on June 18, 2002 and considered at a meeting of the Board of Directors held on November 12, 2002, at each of which a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Adviser was present, and at a meeting of the Contract Review Committee of the Fund (consisting of all the Directors who are not "interested persons" of the Fund or the Adviser) held on November 12, 2002. Independent legal counsel to the Fund and the Independent Directors advised the Directors on the nature of the matters to be considered and the standards to be used by the Board of Directors and the Independent Directors in reaching their decision. Such consideration was based upon financial, statistical and other information supplied to the Directors by the Adviser and on the Directors' general knowledge of the Adviser and the services it provides to the Fund. On November 12, 2002, the Directors unanimously concluded that the proposed amendments to the Management Agreement were fair and reasonable and justified by business considerations and decided to submit the Management Agreement as amended to stockholders for their approval.

Terms of the Management Agreement other than Fees

   Under the Management Agreement, the Adviser, subject to the control of the Board of Directors and in accordance with the objectives, policies and principles of the Fund set forth in the Fund's registration statement and the requirements of the 1940 Act and other applicable law, manages the affairs of the Fund. In this regard, it is the responsibility of the Adviser to make investment decisions on behalf of the Fund, to make available to the Fund any necessary research and statistical data in connection therewith, and to supervise the acquisition and disposition of investment for the Fund, including the selection of the brokers or dealers to carry out portfolio transactions for the Fund.

   The Adviser also pays all salaries, fees, and expenses of the Fund's Directors and officers who are employees, officers or directors of the Adviser, except for those expenses incurred in connection with Fund Board or stockholder meetings which are reimbursed by the Fund under the Fund's Reimbursement Policy. The Fund bears all of its other expenses including: fees and expenses of the Fund's Directors who are not employees, officers of directors of the Adviser; taxes and governmental fees; brokerage commissions and other expense incurred in acquiring or disposing of the Fund's portfolio securities; expenses of preparing stock certificates and other expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issues by the Fund; expenses of registering and qualifying the Fund's shares for sale with the SEC and in various state and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent cost; expenses of obtaining and maintaining a stock exchange listing of the Fund's shares; and the expenses of stockholders' meetings and of the preparation and distribution of reports to stockholders. The Management Agreement does not contain any effective expense limitation provision. The Management Agreement continues in effect until June 17, 2003 (April 3, 2005 if the proposed amendments to the Management Agreement are approved) and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act. The Management Agreement may be terminated at any time by the Fund, without payment of any penalty, upon vote a majority of the Fund's Board of Directors or a majority of outstanding voting securities of the Fund, or by the Adviser, on sixty (60) days' written notice to the other party. The Management Agreement will terminate automatically in the event of its assignment.

About Adopting a Change to the Management Fee Schedule

   The Fund seeks your approval to amend the Management Agreement to change the management fee rate schedule to increase the fee payable only at certain breakpoints ("Proposed Management Fee"). A copy of the Management Agreement reflecting the proposed amendment is set forth as Exhibit B to this Proxy Statement.

   The Management Fee has not been changed since December 1, 1990 when stockholders approved the current Management Fee, although the dollar amount of the Management Fee paid by the Fund has changed over time as the net assets of the Fund have increased or decreased. As a result of the decline in Fund assets following the Fund's implementation of a periodic in-kind repurchase policy, the fees received by the Adviser have significantly declined. The purpose of the periodic repurchase offer policy is to provide stockholders an alternative source of liquidity for their Fund shares in addition to cash sales of Fund shares on the New York Stock Exchange and to enhance stockholder value. The periodic repurchase offers provide stockholders with the opportunity to redeem their shares in-kind (i.e., in exchange for portfolio securities and cash held by the Fund) in order to realize close to net asset value for their shares. The periodic in-kind repurchase offer policy also is intended to insulate stockholders who choose not to participate from bearing any portion of the unrealized capital gains of the Fund which would be realized if the Fund sold the portfolio securities in order to satisfy repurchase requests in cash.

   The Proposal would increase the Management Fee paid by the Fund to 1.00% of average daily net assets up to $200 million and 0.90% of such assets in excess of $200 million up to and including $400 million ("Proposed Management Fee"). The Management Fee will remain at its current rate of 0.60% for the Fund's net assets in excess of $400 million.

   Since 1990, and prior to the implementation of the Fund's policy of making periodic in-kind share repurchases, the Adviser's management fees were calculated based on assets in excess of $400 million, which allowed the Adviser to provide a high quality of service and to provide reasonable compensation to its staff. Recently, the Fund's assets have declined significantly following each of the Fund's June 2002, October 2002, and January 2003 repurchase offers as a result of which the Fund's assets declined 56%, 20.2%, and 5% respectively. It is likely the Fund's assets will continue to decline as a result of additional periodic repurchase offers. Despite a recent internal restructuring of the Adviser, including a reduction in compensation paid to its employees, the Adviser has advised the Board that its viability has been compromised by the decline in fees payable under the Management Agreement. The Fund is the Adviser's only investment advisory client. The Board of Directors believes that it is appropriate to consider an increase of the Management Fee only at asset levels below $400 million. Despite this proposed increase, the Board of Directors believes that the Fund's total expense ratio will remain competitive compared with other closed-end funds whose shares are listed for trading on the New York Stock Exchange.

   The net assets of the Fund as of October 31, 2002 were approximately $308.76 million. The total amount paid by the Fund to the Adviser under the Management Agreement for the fiscal year ended October 31, 2002 was $4,650,434. If the Proposed Management Fee had been in effect, the Fund would have paid approximately $5,350,434 assuming the same average net assets.

   The tables below show (i) the aggregate amount of advisory fees paid by the Fund pursuant to the Management Fee during the fiscal year ended October 31, 2002 and as of January 31, 2003, respectively; (ii) the aggregate amount of advisory fees that would have been paid if the Proposed Management Fee had been in effect during the fiscal year ended October 31, 2002 and as of January 31, 2003 based on the average net assets of the Fund during the fiscal year ended October 31, 2002 and as of January 31, 2003, respectively; (iii) the dollar difference between the two amounts; and (iv) the percentage difference between the two amounts.

                                          As of October 31, 2002
-----------------------------------------------------------------------------------------------------------
                                                           Difference Between         Percentage Difference
                                                         Current Management Fee          Between Current
  Aggregate Fees under        Aggregate Fees under       and Proposed Management       Management Fee and
 Current Management Fee      Proposed Management Fee               Fee               Proposed Management Fee
-------------------------   -------------------------   -------------------------   -------------------------
       $4,650,434                  $5,350,434                   $700,000                     15.05%

                                         As of January 31, 2003*
-----------------------------------------------------------------------------------------------------------
                                                           Difference Between         Percentage Difference
                                                         Current Management Fee          Between Current
  Aggregate Fees under        Aggregate Fees under       and Proposed Management       Management Fee and
 Current Management Fee      Proposed Management Fee               Fee               Proposed Management Fee
-------------------------   -------------------------   -------------------------   -------------------------
       $1,739,041                  $2,050,195                   $311,154                     17.89%

--------
* The net assets of the Fund as of January 31, 2003 were $205,577,242.

   Fee and Expense Comparison. The tables below compare the annual fees and expenses that an investor would pay under the current Management Fee and expenses that an investor would pay under the Proposed Management Fee.

                                      Current                 Proposed Fee
       Net Assets                    Fee Rate                     Rate
       ----------                    --------                 ------------
     First $200 million                0.85%                      1.00%
     Over $200 million up              0.70%                      0.90%
       to and including
       $400 million
     Over $400 million                 0.60%                      0.60%

                Annual Fund Operating Expenses Current* Proposed
                ------------------------------ -------- --------
                   Investment Advisory Fees...  0.70%    0.81%
                   Other Expenses.............  0.76%    0.78%
                   Total Annual Expenses......  1.46%    1.59%

--------
* The "current" information reflects the Fund's annual operating expenses for the fiscal year ended October 31, 2002, calculated as a percentage of the Fund's net assets.

   Example. The following example is intended to help you compare the cost of investing in the Fund under the current Management Fee and the cost of investing in the Fund under the Proposed Management Fee.

   This example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those set forth below.

                                    1 Year 3 Years 5 Years 10 Years
                                    ------ ------- ------- --------
            Current Management Fee.  $149   $462    $797    $1,746
            Proposed Management Fee  $162   $502    $866    $1,889

About the Board's Support for this Proposal

   This Proposal is unanimously supported by the Fund's Board of Directors. During their deliberations the Board was advised by independent legal counsel and received substantial information about the Adviser's performance and the fee that is the subject of this Proposal. The Board was given the opportunity to ask questions and request additional information from management.

   In the course of its deliberations, the Board of Directors considered, among other things, (a) the nature and quality of the services provided by the Adviser; (b) the Fund's performance under the Adviser's management; (c) the fairness of the compensation in light of the services provided; (d) the personnel, operations, financial condition, and investment management capabilities of the Adviser; (e) the impact of the Fund's periodic in-kind repurchase offer policy; (f) the Board's approval of a strategic decision to invest significant portions of the Fund's resources in attractive small- and medium-sized Mexican companies not easily available abroad; (g) the need to provide adequate resources to the Adviser to implement the Fund's new portfolio strategy; (h) the fees of comparable closed-end funds; (i) the overall profitability of the Management Agreement to the Adviser; and (j) the impact of the Proposed Management Fee on stockholders.

   While no one factor was controlling, the Board concluded that the Proposed Management Fee will benefit stockholders by permitting the Adviser to continue to provide the quality of service to the Fund it has in the past and compensate its staff at competitive levels. The Board of Directors noted that the Fund's decrease in assets as a result of the Fund's periodic repurchase offers conducted in June 2002, October 2002, and January 2003 significantly changed the profitability of the Management Agreement to the Adviser, and would continue to do so as the Fund continued to make periodic repurchase offers under the Fund's periodic in-kind repurchase offer policy. The Board of Directors considered the impact of the Proposed Management Fee on the overall expenses of the Fund and concluded that the total expense ratio of the Fund would continue to be competitive in the industry. The Board voted unanimously to approve the Proposed Management Fee finding that it is fair and reasonable to all stockholders.

More About the Adviser

   The Adviser is a Mexican corporation. As of October 31, 2002, the president and chief executive officer is Jose Luis Gomez Pimienta. Mr. Gomez Pimienta is also a Director of the Fund. The directors of the Adviser are: Jose Luis Gomez Pimienta, Chairman and Chief Executive Officer, Impulsora del Fondo Mexico, S.A. de C.V., Aristoteles 77-3rd Floor, Col. Polanco, 11560 Mexico, D.F., Mexico; Enrique Trigueros-Legarreta, Chairman's Advisor, Casa de Bolsa BBV-Probursa, Montes Urales 424-3rd Floor, Col. Lomas de Chapultepec, 11000 Mexico, D.F., Mexico; Ernesto Ortega-Arellano, Director, Capital Markets, Inversora Bursatil, S.A. de C.V., Av. de las Palmas 736, 11000 Mexico, D.F., Mexico; Edgardo Cantu Delgado, Investment Funds and Money Market Director, Vector Casa de Bolsa, S.A. de CV., Presidente Masarik 29-1st Floor, 11550 Mexico, D.F., Mexico; Alfredo Marquez y Lopez, Director General, ABN AMRO Securities (Mexico), S.A. de C.V. Casa de Bolsa, Paseo de la Reforma #600-320, Col. Sta. Fe, 01210 Mexico, D.F., Mexico; Gabriel Kuri Labarthe, Director General, Casa de Bolsa Santander Mexicano, Reforma 213-9th Floor, 06500 Mexico, D.F., Mexico; and Jose Antonio Orvananos, Deputy Director, Casa de Bolsa Invertat, S.A. de C.V., Bosque de Ciruelos 120, 11700 Mexico, D.F., Mexico. The officers of the Adviser are: Carlos H. Woodworth Ortiz, Deputy Director, Impulsora del Fondo Mexico, S.A. de C.V., Aristoteles 77-3rd Floor, Col. Polanco, 11560 Mexico, D.F., Mexico; Alberto Osorio Morales, Director of Finance, Impulsora del Fondo Mexico, S.A. de C.V., Aristoteles 77-3rd Floor, Col. Polanco, 11560 Mexico, D.F.; and Eduardo Solano Arroyo, Director of Economic Research, Impulsora del Fondo Mexico, S.A. de CV., Aristoteles 77-3rd Floor, Col. Polanco, 11560 Mexico, D.F., Mexico. Messrs. Gomez Pimienta, Woodworth, Osorio and Solano are also officers of the fund. Mr. Gomez Pimienta, Aristoteles 77-3rd Floor, Col. Polanco, 11560 Mexico D.F., Mexico, also owns greater than ten percent of the Adviser's equity interests.

   The Adviser also provides administrative services to the Fund pursuant to an Amended and Restated Administrative Services Agreement dated June 18, 2002 including assisting the Fund with preparation of financial statements and regulatory filings, calculation of the Fund's net asset value, repurchase offer services, and maintenance of the Fund's web site. For these services, the Adviser is paid a monthly fee of 0.07% of the Fund's average daily net assets with a minimum fee of $350,000, and a fee for services rendered for each repurchase offer conducted by the Fund. The Adviser was paid $586,441 pursuant to this contract during fiscal 2002.

   The Fund paid $11,407 or 1.44% of total brokerage commissions paid by the Fund to an affiliated broker. The affiliated broker is Inversora Bursatil, S.A. de CV. and is affiliated to the Adviser by virtue of one of the Fund's directors being a director of the broker.

Effect of Approval

   If this Proposal is approved, the Proposed Management Fee will take effect on the next day following approval by stockholders of the Fund. If the Proposal is not approved, the current Management Fee will remain in effect as the advisory fee paid by the Fund.

Percentage of Votes Required for Approval

   Approval of the amendment to the Management Fee incorporating the Proposed Management Fee requires the "yes" vote of a majority of the Fund's outstanding voting securities as provided in the 1940 Act. For this purpose, this means the "yes" vote of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of the shares present at the Meeting, if more than 50% of the outstanding shares are present at the Meeting in person or by proxy. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against this proposal.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT OF THE FUND'S INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT TO INCLUDE THE PROPOSED MANAGEMENT FEE.

                                 OTHER MATTERS

   The Fund knows of no other matters which are to brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their discretion on such matters. The persons named in the form of Proxy, or their substitutes, will have discretionary authority to vote on any stockholder proposal properly presented at the meeting.

                            ADDITIONAL INFORMATION

Investment Advisory and Administrative Services

   The Adviser and Administrator. Impulsora del Fondo Mexico, S.A. de C.V. (the "Adviser"), 77 Aristoteles Street, 3rd Floor, Polanco, 11560 Mexico D.F., Mexico, has served as the investment adviser of the Fund from the time the Fund was established in 1981. Pursuant to the Investment Advisory and Management Agreement between the Fund and the Adviser, the Adviser receives an advisory fee at the rate of 0.85% of the Fund's average daily net assets up to $200 million, 0.70% of such assets between $200 million and $400 million, and 0.60% of such assets in excess of $400 million. For the fiscal year ended October 31, 2002, total advisory fees paid by the Fund to the Adviser aggregated $4,650,434 based on average net assets for the fiscal year of approximately $660 million. The Adviser is a Mexican corporation incorporated in 1980.

   Pursuant to an Administrative Services Agreement, effective April 1, 1994, which was amended and restated as of June 18, 2002, the Adviser also provides certain administrative services to the Fund which were previously performed by the Fund's Trustee, including the determination and publication of the net asset value of the Fund, the provision of assistance to the Fund to enable the Fund to maintain its books and records in accordance with applicable United States and Mexican law and the provision of assistance to the Fund's auditors in the preparation and filing of tax reports and returns. The Fund pays the Adviser an annual fee of 0.07% of average daily net assets of the Fund as compensation for services provided under the Administrative Services Agreement with a minimum of $350,000, and a fee for services rendered for each repurchase offer conducted by the Fund.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

   Section 16(a) of the Securities Exchange Act of 1934, as amended, and
Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers and Directors, Adviser, affiliates of the Adviser, and persons who beneficially own more than ten percent of a registered class of the Fund's securities ("Reporting Persons"), to file reports of ownership of the Fund's securities and changes in such ownership with the SEC and the New York Stock Exchange. Reporting Persons are also required by such regulations to furnish the Fund with copies of all Section 16(a) forms they file.

   Based solely on its review of the copies of such forms received by it and written representations of certain Reporting Persons, the Fund believes that during fiscal year 2002, its Reporting Persons complied with all applicable filing requirements.

Corporate Governance

   The Fund is a Maryland corporation subject to the provisions of the Maryland General Corporation Law. The Fund's day-to-day operations and the requirements as to the place and time, conduct, and voting, at a meeting of the stockholders are governed by the Fund's charter and bylaws, the provisions of the Maryland General Corporation Law, and the provisions of the 1940 Act. Any stockholder who would like a copy of the Fund's charter or bylaws may obtain a copy from the SEC (www.publicinfo@sec.gov) or the Fund.

                       SOLICITATION OF PROXIES; EXPENSES

   The solicitation of proxies will be primarily by mail. In order to obtain the necessary quorum and stockholder participation at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph, or personal interview by Directors, officers or agents of the Fund. Authorization to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that the Fund believes are reasonably designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

   If a stockholder wishes to participate in the Meeting, but does not wish to authorize a proxy by telephone or internet, such stockholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a stockholder, whether in writing, by telephone or via the internet, is revocable. A stockholder may revoke the accompanying proxy or a proxy given telephonically or via the internet at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving notice to the Fund addressed to American Stock Transfer and Trust Company at 59 Maiden Lane, Plaza Level, New York, New York 10273-0923, Attn: Proxy Department, or by attending the Meeting and voting in person.

   The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. Morrow & Co., Inc. has been engaged by the Fund to assist in the distribution, tabulation and solicitation of proxies. The anticipated cost of Morrow & Co., Inc.'s services is $20,000 plus out-of-pocket expenses.

                                 VOTE REQUIRED

   The presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund is required to constitute a quorum at the Meeting. Election of Directors (Proposal 1) will require the approval of the majority of votes validly cast at the Meeting. The adoption of an amendment to the Fund's Investment Advisory and Management Agreement approving a fee increase at certain assets levels (Proposal 2) will require the approval of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of the shares present at the Meeting, if more than 50% of the outstanding shares are present at the Meeting in person or by proxy.

                             STOCKHOLDER PROPOSALS

   If a stockholder intends to present a proposal at the 2004 Annual Meeting of Stockholders of the Fund and desires to have the proposal included in the Fund's Proxy Statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by October 15, 2003 for consideration by the Fund.

   Stockholders wishing to present proposals at the 2004 Annual Meeting of Stockholders of the Fund not to be included in the Fund's proxy materials should send written notice to the Secretary of the Fund of such proposals, which notice should be received by the Secretary of the Fund by January 4, 2004 but no earlier than December 5, 2003 in the form prescribed in the Fund's bylaws.

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS ALSO MAY AUTHORIZE THE PROXY VOTE BY TELEPHONE OR INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

                                          By Order of the Board of Directors,

                     /s/ Samuel Garcia Quellar
                                          Samuel Garcia-Cuellar
                                          Secretary

Dated: February 12, 2003

                                                                      EXHIBIT A

                             THE MEXICO FUND, INC.

                                AUDIT COMMITTEE

                                 Audit Charter

Mission

   The mission of the Audit Committee (the "Committee") of the Mexico Fund, Inc. (the "Fund") is to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, and to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof. The Committee will also report to the Board of Directors (the "Board"), if necessary, any relationships between the auditor and the Fund, or any other relationships, which come to the Committee's attention that may adversely affect the independence of the auditor.

   The function of the Committee is to provide oversight; it is the responsibility of the Fund and the Fund's investment adviser to maintain appropriate systems for accounting and internal control, and it is the responsibility of the Fund's independent auditors to plan and carry out a proper audit.

   The independent auditors are directly accountable to the Committee.

Committee Membership

   The Committee shall be composed of at least three members. Each member must have been determined not to be an "interested person" (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act")) of the Fund (an "Independent Director") and, in addition, each member shall have the additional qualifications indicated below. The President of the Fund, although not a member of the Committee, will nonetheless be expected to have a significant role in assisting the Committee to discharge its responsibilities, including ensuring adequate access to, and support from, the staff of the Fund's investment adviser, Impulsora del Fondo Mexico.

Qualifications of Committee Members

   1. Members of the Committee may not be officers of the Fund and should be free of any relationships that would interfere with the exercise of independent judgment. A director with any of the following relationships will not be considered independent for this purpose:

A. Employee. A director who is or has been an employee (including non-employee executive officers) of the Fund or any of its affiliates may not serve on the Committee until three years following the termination of his or her employment. An affiliate includes a subsidiary, sibling company, predecessor, parent company, or former parent company.

B. Business Relationship. A director (i) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with the Fund, or (ii) who has a direct business relationship with the Fund (e.g., a consultant) may serve on the Committee only if the Fund's Board determines in its business judgment that the relationship does not interfere with the director's exercise of independent judgment. In making a determination regarding the independence of a director pursuant to this paragraph, the Board will consider, among other things, the materiality of the relationship to the Fund, to the director, and, if applicable, to the organization with which the director is affiliated.

      "Business relationships" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A director can have this relationship directly with the Fund, or the director can be a partner, officer or employee of an organization that has such a relationship. The director may serve on the

   Committee without the above-referenced Board determination after three years following the termination of, as applicable, either (1) the relationship between the organization with which the director is affiliated and the Fund,
   (2) the relationship between the director and his or her partnership status, shareholder interest or executive officer position, or (3) the direct business relationship between the director and the Fund.

C. Cross Compensation Committee Link. A director who is employed as an executive of another corporation where any of the Fund's executives serves on that corporation's compensation committee may not serve on the Committee.

D. Immediate Family. A director who is an immediate family member of an individual who is an executive officer of the Fund or any of its affiliates cannot serve on the Committee until three years following the termination of such employment relationship. An immediate family member includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who shares such person's home.

   Notwithstanding the requirements of Parts A through D above, one director who is no longer an employee or who is an immediate family member of a former executive officer of the Fund or its affiliates, but is not considered independent pursuant to these provisions due to the three-year restriction period, may be appointed, under exceptional and limited circumstances, to the Committee if the Fund's Board determines in its business judgment that membership on the Committee by the individual is required in the best interests of the Fund and its shareholders, and the Fund discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

   2. Each member of the Committee must be financially literate, or become financially literate within a reasonable period of time after his or her appointment to the Committee, as such qualification is interpreted by the Fund's Board in its business judgment. At least one member of the Committee must have accounting or related financial experience, as the Fund's Board interprets such qualification in its business judgment.

   3. Unless exempted by order of the SEC, each member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board, or any other committee of the Board accept any consulting, advisory, or other compensatory fee from the Fund.

   4. If at least one member of the Committee is not a "financial expert" (as that term is defined in the rules and regulations of the SEC), the Fund's periodic reports shall disclose the reason why.

Duties and Powers

   To carry out its mission, the Committee shall, to the extent it deems appropriate, carry out the following functions:

   1. To recommend annually to the Board the selection, retention or termination of independent auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting, auditing or tax services to the investment adviser, and to receive the auditors' specific representations as to their independence, delineating all relationships between the auditor and the Fund, consistent with Independence Standards Board ("ISB") Standard No. 1./1/ The Committee is responsible for actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor;

--------
/1/ ISB Standard No. 1 requires the auditor to annually: (1) disclose to the Committee, in writing, all relationships between the auditor and its related entities and the Fund and its related entities that in the auditor's professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Fund within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor's independence with the audit committee.

   2. To review in advance, and consider approval of, any and all proposals by management of the Fund or the investment adviser that the Fund, the investment adviser, or their affiliated persons, employ the independent auditor to render "permissible non-audit services"/2/ to the Fund and to consider whether such services are consistent with the independent auditor's independence./3/ The Committee may delegate to one or more of its members ("Delegates") authority to pre-approve permissible non-audit services to be provided to the Fund. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Fund's investment adviser, who will ensure that the appropriate disclosure is made in the Fund's periodic reports required by
Section 13(a) of the Securities Exchange Act of 1934, as amended, and other documents as required under the federal securities laws;

   3. To recommend new independent auditors, should it prove necessary, subject to ratification by the Board and shareholder approval, if required;

   4. To review, in advance and in consultation with the independent auditor, the staffing of the audit of the Fund's financial statements and obtain from the independent auditors a written representation that they have appointed a lead auditor and/or review partner who has not acted in such capacity for the Fund in each of the Fund's previous five fiscal years;

   5. To meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits, and the fees proposed to be charged in connection with such services, (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s), including matters required to be discussed by the Statements on Auditing Standards ("SAS") No. 61,/4/
(iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto, (iv) to review the form of opinion the auditors propose to render to the Board and shareholders, and (v) to review the performance of the auditor;

--------
/2/ "Permissible non-audit services" include any professional services, including tax services, provided to the Fund by the independent auditor, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports;
     (iv) actuarial services; (v) internal audit outsourcing services;
     (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
/3/ Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or its Delegate(s) prior to the completion of the audit.
/4/ SAS 61 requires independent auditors to communicate certain matters related to the conduct of an audit to those who have responsibility for oversight of the financial reporting process, specifically the audit committee. Among the matters to be communicated to the audit committee are: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;
     (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements.

   6. To consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

   7. To consider, in consultation with the independent auditor, (i) material questions of choice with respect to appropriate accounting principles and practices to be used in the preparation of the financial statements of the Fund and the effect upon the Fund of any proposed changes in accounting principles or practices, (ii) all critical accounting policies and practices to be used;
(iii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Fund, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; (iv) reasons for major year-to-year variations in financial statements; (v) reports of any significant accounting accruals, reserves, estimates made by management, and provisions for contingent liabilities; and
(vi) any other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

   8. To review the fees charged by the auditors for audit and permissible non-audit services;

   9. To review the Fund's system of internal controls, including (i) the security of tangible and intangible Fund assets and the security of computer systems and facilities; (ii) instances of employee defalcation and violations of the Code of Ethics and other Fund policies and procedures; and (iii) reports from Fund legal counsel with respect to compliance with laws and regulations, significant litigation, and possible impact on financial results;

   10. To establish rules and procedures necessary for the Committee to fulfill its responsibilities and conduct its business;

   11. To investigate improprieties or suspected improprieties in Fund operations, as they are presented to the Committee or brought to the attention of the Committee;

   12. To review the Fund's tax compliance and status, including the status of the Fund's position relative to tax audits and significant issues disputed by tax authorities;

   13. To investigate matters brought to its attention within the scope of its duties;

   14. To develop, establish and periodically review procedures for: (i) the receipt, retention and treatment of complaints received by the Fund from any source regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund or its service providers of concerns regarding questionable accounting or auditing matters related to the Fund;

   15. To assure that all its actions are recorded in minutes of its meetings and maintained with the Fund's records; and

   16. To report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

Other Powers and Responsibilities

   1. The Committee normally shall meet in person twice yearly, in June and December, prior to the meetings of the full Board, and may meet at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require.

   2. Each December, the Committee shall make a report indicating whether the Committee (i) reviewed and discussed the financial statements with management;
(ii) discussed the matters required by SAS 61, as modified or supplemented; and (iii) received from the auditors the letter and written disclosure required by ISB Standard No. 1, and discussed with the auditors their independence. The Committee's report should also indicate whether the Committee, based on its review and its discussions with management and the auditors, recommends to the Board that the financial statements be included in the Fund's annual report for the last fiscal year.

   3. The Fund's officers shall provide, or arrange to provide, such information, data and service as the Committee may request. The Committee shall conduct interviews or discussions as it deems appropriate with personnel of the Fund, and/or others whose views would be considered helpful to the Committee. The Committee may ask management and representatives of the service providers to attend meetings as necessary.

   4. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and to retain experts or other persons with specific competence at the expense of the Fund.

   5. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

December 4, 2002

                                                                      EXHIBIT B

                             THE MEXICO FUND, INC.

             AMENDED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

   Investment Advisory and Management Agreement dated       , 2003,
("Agreement") between THE MEXICO FUND, INC., a Maryland corporation (the "Corporation"), and IMPULSORA DEL FONDO MEXICO, S.A. de C.V., a Mexican corporation having its principal office in Mexico City, Mexico (the "Adviser").

   WHEREAS, the Corporation is registered with the United States Securities and Exchange Commission ("SEC") as a closed-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

   WHEREAS, the Corporation's investment objective is to invest and reinvest its assets in Mexican securities; and

   WHEREAS, the Corporation desires to retain the Adviser to furnish investment advisory and management services for the Corporation and the Adviser is willing to furnish such services.

   NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties as follows:

   1. Appointment of the Adviser. The Corporation appoints the Adviser to act as investment adviser to the Corporation for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation provided.

   2. Investment Advisory and Management Services. The Adviser undertakes and agrees:

      (a) To make investment decisions on behalf of the Corporation, to make available to the Corporation any necessary research and statistical data in connection therewith, and to supervise the acquisition and disposition of investments for the Corporation, including the selection of the brokers or dealers to carry out portfolio transactions for the Corporation;

      (b) To comply with any and all provisions of the 1940 Act and the Advisers Act, and all provisions of any rules, regulations and orders of the SEC which are now or may, from time to time, be applicable to the Adviser and to its directors, officers, employees and interested persons (as such term is defined in the 1940 Act), and to comply with any and all provisions of the Mexican securities laws, as well as with any rules, regulations and orders promulgated thereunder which are now or may, from time to time, be applicable to the Adviser and to its directors, officers and employees; and

      (c) To assist the Corporation in qualifying as a regulated investment company under the Internal Revenue Code and any and all applicable regulations of the Internal Revenue Service promulgated thereunder.

   3. Compensation.

      (a) As compensation for the services rendered and the expenses borne by the Adviser pursuant to this Agreement, the Corporation agrees to pay to the Adviser a fee, computed at the end of each calendar month on the basis of the average daily value of the net assets of the Corporation (as translated into dollars) for such month, at the annual rate of 1.00% of average daily net assets up to and including $200 million, 0.90% of such assets in excess of $200 million and up to and including $400 million, and 0.60% of such assets in excess of $400 million. The fee shall be based on the average daily value of the net assets of the Corporation for any period less than a full month during which this Agreement is in effect and shall be prorated according to the proportion which such period bears to a full month. Each fee payment shall be made within fifteen days after the end of each month.

      (b) The average daily value of the Corporation's net assets shall be determined on the basis of the value of all assets held for the account of the Corporation each business day as of the close of business on the Mexican Stock Exchange (the "Exchange"). For this purpose the method of establishing such value shall be as follows:

          (i) All securities for which current market quotations on the Exchange are readily available shall be valued at the last quoted sales price on the Exchange on such day, or if there has been no sale, at the last quoted bid price; and

          (ii) All other securities shall be valued by the Adviser as determined by the Board of Directors of the Corporation in good faith to be fair.

   4. Expenses. The Adviser shall bear all expenses incurred by it in connection with its duties and activities under this Agreement. The Adviser further agrees to pay all salaries, fees, and expenses. of the Corporation's directors and officers who are employees, officers, or directors of the Adviser, except for those expenses incurred in connection with the Corporation's Board of Directors' or shareholders' meetings which are reimbursed by the Corporation under the Corporation's Reimbursement Policy. The Corporation will bear all of its other expenses including expenses of organizing the Corporation; fees and expenses of the Corporation's directors who are not employees, officers, or directors of the Adviser; interest expense; taxes and governmental fees; brokerage commissions and other expense incurred in acquiring or disposing of the Corporation's portfolio securities; expenses of preparing stock certificates and other expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Corporation; expenses of registering and qualifying the Corporation's shares for sale with the SEC and in various states and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent cost; expenses of obtaining and maintaining stock exchange listings of the Corporation's shares; and the expenses of shareholders' meetings and of the preparation and distribution of reports to shareholders.

   5. Duration and Termination. This Agreement shall become effective on April 3, 2003, shall terminate on April 2, 2005 and, thereafter, if not sooner terminated, shall continue in effect for successive periods of twelve months each, provided that each such continuance shall be specifically approved annually by the vote of a majority of the Corporation's Board of Directors who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either (a) the vote of a majority of the outstanding voting securities of the Corporation, or (b) a majority of the Corporation's Board of Directors as a whole. Notwithstanding the foregoing, this Agreement may be terminated at any time by the Corporation, without the payment of any penalty, upon vote of a majority of the Corporation's Board of Directors or a majority of the outstanding voting securities of the Corporation, or by the Adviser, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment (as such term is defined in the 1940 Act).

   6. Short Sales of the Corporation's Stock. The Adviser agrees that it will not make a short sale of any capital stock of the Corporation or purchase any share of capital stock of the Corporation otherwise than for investment.

   7. Liability of the Adviser. The Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither the Adviser nor its shareholders, officers, directors, employees or agents shall be subject to, and the Corporation shall indemnify and hold such persons harmless from and against, any liability for and any damages, expenses or losses incurred in connection with any act or omission in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties or by reason of reckless disregard of the Adviser's obligations and duties under this Agreement.

   8. Services Not Exclusive. It is understood that the services of the Adviser are not deemed to be exclusive, and nothing in this Agreement shall prevent the Adviser, or any affiliate thereof, from providing similar services to other investment companies and other clients (whether or not their investment objective and policies are similar to those of the Corporation) or from engaging in other activities. When other clients of the Adviser desire to purchase or sell a security at the same time such security is purchased for the Corporation, it is understood that such purchases and sales will be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each client.

   9. Miscellaneous

      (a) This Agreement shall be construed in accordance with the laws of the State of Maryland, provided that nothing herein shall be construed as being inconsistent with the 1940 Act, the Advisers Act, applicable Mexican securities laws, and any rules, regulations and orders of the SEC.

      (b) The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

      (c) If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

      (d) Nothing herein shall be construed as constituting the Adviser an agent of the Corporation.

   IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                              The Mexico Fund, Inc.

                                              By: -----------------------------
                                                  Juan Gallardo T.
                                                  Chairman
                                                  Board of Directors

                                              Impulsora del Fondo Mexico, S.A.
                                              de C.V.

                                              By: -----------------------------
                                                  Jose Luis Gomez Pimienta
                                                  Director General

                        ANNUAL MEETING OF SHAREHOLDERS OF

                              THE MEXICO FUND, INC.

                                  April 3, 2003


                  ----------------------------------------------------------------------
                                 INSTRUCTIONS FOR AUTHORIZING YOUR PROXY
                  ----------------------------------------------------------------------


MAIL - Date, sign and mail your proxy card in the envelope provided as soon as   --------------------------- ----------------------
possible.                                                                        --------------------------- ----------------------

                             -OR-                                                    COMPANY NUMBER

TELEPHONE - Call toll-free 1-800-PROXIES from any touch-tone telephone and       --------------------------- ----------------------
follow the instructions. Have your control number and proxy card available       --------------------------- ----------------------
when you call.
                                                                                     ACCOUNT NUMBER
                             -OR-
                                                                                 --------------------------- ----------------------
INTERNET - Access "www.voteproxy.com" and follow the on-screen instructions.     --------------------------- ----------------------
Have your control number available when you access the web page.
                                                                                     CONTROL NUMBER

                                                                                 ----------------------------- --------------------
                                                                                 ----------------------------- --------------------



                            Please detach and mail in the envelope provided IF you are not voting via telephone or the Internet.

----------------------------------------------------------------------------------------------------------------------------------
                      THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S STOCKHOLDERS VOTE "FOR" PROPOSALS 1
                                 AND 2, EACH AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.
  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
----------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------- -------------------------------------------------------
1. Election of the following two nominees to serve as Class I Directors                                         FOR AGAINST ABSTAIN
   for three-year terms and until their successors are duly elected and qualify:                                |_|     |_|     |_|

|_| FOR ALL NOMINEES           NOMINEES                                        2.   To approve the Amended Investment
                               o Philip Caldwell                                    Advisory and Management Agreement to
                               o Jaime Serra Puche                                  amend the management fee rate schedule
|_| WITHOUT AUTHORITY                                                               the effect of which is to increase the
    FOR ALL NOMINEES                                                                fees paid only at certain asset levels.

                                                                               The undersigned authorized the Proxy holder to vote
|_| FOR ALL EXCEPT                                                             and otherwise represent the undersigned on any other
    (See instructions                                                          matter that may properly come before the meeting or
    below)                                                                     any adjournment thereof in the discretion of the
                                                                               Proxy holder.

INSTRUCTION: To withhold authority to vote for any individual                  TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON
             nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to  THE REVERSE SIDE HEREOF.
             each nominee you wish to withhold, as shown here: o
--------------------------------------------------------------------------
--------------------------------------------------------------------------




--------------------------------------------------------------------------
--------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
|_|
--------------------------------------------------------------------------

Signature of Shareholder ______________   Date _____________    Signature of Shareholder __________________    Date  _________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a partnership, please sign in partnership name by authorized person.


                        ANNUAL MEETING OF SHAREHOLDERS OF

                              THE MEXICO FUND, INC.

                                  April 3, 2003

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

                                     Please detach and mail in the envelope provided
----------------------------------------------------------------------------------------------------------------------------------
                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S STOCKHOLDERS VOTE "FOR" PROPOSALS 1
                                  AND 2, EACH AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.
 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
----------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------- -------------------------------------------------------
1. Election of the following two nominees to serve as Class I Directors                                       FOR AGAINST ABSTAIN
   for three-year terms and until their successors are duly elected and qualify:                              |_|     |_|     |_|

|_| FOR ALL NOMINEES           NOMINEES                                        2.   To approve the Amended Investment
                               o Philip Caldwell                                    Advisory and Management Agreement to
                               o Jaime Serra Puche                                  amend the management fee rate schedule
|_| WITHOUT AUTHORITY                                                               the effect of which is to increase the
    FOR ALL NOMINEES                                                                fees paid only at certain asset levels.

                                                                               The undersigned authorized the Proxy holder to vote
|_| FOR ALL EXCEPT                                                             and otherwise represent the undersigned on any other
    (See instructions                                                          matter that may properly come before the meeting or
    below)                                                                     any adjournment thereof in the discretion of the
                                                                               Proxy holder.

INSTRUCTION: To withhold authority to vote for any individual                  TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON
             nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next     THE REVERSE SIDE HEREOF.
             to each nominee you wish to withhold, as shown here: o

--------------------------------------------------------------------------
--------------------------------------------------------------------------


--------------------------------------------------------------------------
--------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
|_|
--------------------------------------------------------------------------

Signature of Shareholder ______________   Date _____________    Signature of Shareholder __________________    Date  _________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a partnership, please sign in partnership name by authorized person.


                                      PROXY

                              THE MEXICO FUND, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 Annual Meeting of Stockholders -- April 3, 2003

    The undersigned stockholder of The Mexico Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Jose Luis Gomez Pimienta and Sander M Bieber, or any of them, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund to be held at 30 Rockefeller Plaza, 23rd Floor, New York, New York, 10112, on April 3, 2003 at 2:00 p.m. (Eastern time), and any adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

                (Continued and to be signed on the reverse side)

-------------------------------------------------------------------------------
COMMENTS:

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